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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                          ----------------------------------


                                       FORM 8-K


                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):           May 2, 1997
                                                   -------------------------

                          Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)


             Delaware              1-7182                 13-2740599
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          (State or Other        (Commission            (I.R.S.Employer
          Jurisdiction of        File Number)         Identification No.)
          Incorporation)


   World Financial Center, North Tower, New York, New York       10281-1332
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    (Address of Principal Executive Offices)                     (Zip Code)



   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 449-1000
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           (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5. OTHER EVENTS

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of March 28, 1997 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co.").
Also filed herewith is a statement setting forth the computation of certain ML & Co. financial ratios for the periods presented.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  EXHIBITS

        (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

        (99) Additional Exhibits

            (i) Preliminary Unaudited Consolidated Balance Sheet for ML & Co. as of March 28, 1997


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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         MERRILL LYNCH & CO., INC.
                                   -----------------------------------
                                               (Registrant)




                                     By:   /s/ Joseph T. Willett
                                          ------------------------------
                                               Joseph T. Willett
                                               Senior Vice President
                                               Chief Financial Officer


Date:  May 2, 1997








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                                    EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                                 PAGE

   (12)        Computation of Ratios of Earnings to Fixed Charges and        5
               Combined Fixed Charges and Preferred Stock Dividends

   (99)         Additional Exhibits

                (i)  Preliminary Unaudited Consolidated Balance Sheet of     6
                     ML & Co. as of March 28, 1997









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